Filed Pursuant to Rule 497

Registration No. 333-186748

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

SUPPLEMENT NO. 1 DATED JULY 22, 2015 TO

PROSPECTUS DATED APRIL 1, 2015

Recent developments

Clearbridge Energy MLP Opportunity Fund Inc. (the “Fund”) announced today the appointment of Jane Trust as a Director of the Fund, effective August 1, 2015. The Board of the Fund has also appointed Ms. Trust as the Chairman, Chief Executive Officer and President of the Fund. Additionally, the Board of the Fund announced the resignation of Kenneth D. Fuller as Chairman and a Director, Chief Executive Officer and President of the Fund, effective July 31, 2015.

Ms. Trust is a Managing Director of Legg Mason & Co., LLC and has been a part of the Legg Mason family for almost 27 years. She has held senior investment roles within Legg Mason Capital Management (“LMCM”) and Legg Mason Investment Counsel (“LMIC”). Ms. Trust was an Institutional Portfolio Manager for LMCM, managing accounts on behalf of sovereign wealth funds, pension plans, public funds and mutual funds. At LMIC, Ms. Trust was Head of Investments, supervising a team of equity and fixed income portfolio managers and overseeing the firm’s trading desk. In addition, currently Ms. Trust serves as a Senior Vice President of Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager. Ms. Trust earned a B.A. in Engineering Sciences from Dartmouth College and an M.A.S. in Finance from The Johns Hopkins University. In addition, she is a CFA® charterholder.